EXHIBIT 99.1

Allegheny Energy, Inc

EEI Financial Conference

October 26 - 29, 2003

DISCLAIMER

Certain statements contained herein constitute forward-looking statements with respect to Allegheny Energy, Inc. and its subsidiaries within the meanings of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Allegheny Energy believes that its forward-looking statements are based on reasonable estimates and assumptions and currently available information, such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Allegheny Energy to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Actual results have varied materially and unpredictably in the past. Such factors, either individually or in the aggregate, may affect Allegheny Energy's operations, markets, products, services, prices, capital expenditures, development activities, and future plans. Such factors include, among others, the following: execution of restructuring activity and liquidity enhancement plans; complications or other factors that render it difficult or impossible to obtain necessary lender consent or regulatory authorizations on a timely basis; general economic and business conditions; changes in access to capital markets; changes in interest rates; the continuing effects of global instability, terrorism and war; changes in industry capacity, development, and other activities by Allegheny's competitors; changes in the weather and other natural phenomena; changes in technology; changes in the price of power and fuel for electricity generation; changes in the underlying inputs and assumptions used to estimate the fair values of commodity contracts; changes in laws and regulation applicable to Allegheny, its markets, or its activities; environmental regulations; the loss of any significant customers and suppliers; the effect of accounting policies issued periodically by accounting standard-setting bodies; additional collateral calls; changes in business strategy, operations, or development plans; and other similar risks and uncertainties. Additional risks and uncertainties are identified and discussed in Allegheny Energy's reports and registration statements filed with the Securities and Exchange Commission.

Agenda

Early Progress <highlighted>

Business Foundation

Financial Update

Conclusions

Progressing on a number of critical short-term issues

Improving Liquidity

Reducing Volatility and Risk

Reestablishing Financial Reporting

Rebuilding the Management Team

Focusing on Core Generation and Delivery Business

Improving liquidity

Sources of Cash Since June 16, 2003:
Net proceeds from sale of Conemaugh Generating Station	June 27, 2003	$46 million
Convertible trust preferred securities (net proceeds)	July 25, 2003	$275 million
Net Proceeds CDWR Includes $26M in Pledged Account Excludes $71M Held in Escrow	September 15, 2003	$69 million
Tax refunds	Q3 2003	$72 million

Result: Running Over $600M in Cash

Confident in ability to meet December 2003 debt principal payment

Reducing volatility and risk

Sold West Book

Terminated Williams and LV Cogen tolling agreements

Mutual terminations and close-outs to reduce open positions

Assignment and/or disposition of non-core trading positions

Trading now focused entirely on asset optimization within region

With significant results

Two graphs.

Left hand side shows incremental cash flow impact of $10 / MWh increase in peak power prices.

Millions of Dollars	Before Sales and Settlements	After Sales and Settlements
Q4 2003	(8.0)	0.4
2004	(17.5)	4.3
2005	(51.8)	2.1

Right hand side shows Value at Risk*.

Millions of Dollars	Before Sales and Settlements (7/8/03)	After Sales and Settlements (10/20/03)
Value at Risk	21	0.2

Note:  Analysis captures only risk of trading book (market risk of physical assets not shown)
           * "Before" is as of 7/8/2003 and "After" is as of 10/20/2003. One day, 18 year Value at Risk of trading portfolio

Financial reporting is getting back on track
SEC Filing	Goal	Status
2002 10-K	September 2003	Complete
2003 10-Qs (1Q, 2Q & 3Q)	December 2003	In Process
2003 10-K	March 2004	On-Time

Goal is to provide timely and full financial disclosure

A talented senior management team has been put in place

President and CEO
Paul Evanson*
June 16, 2003

Chief Financial Officer
Jeff Serkes*

Chief Accounting Officer
Tom Gardner

General Counsel
David Hertzog*

VP Strategic Planning/Chief Commercial Officer
Phil Goulding*

VP HR and Admin.
Paul Slobodian*

President Allegheny Power
Joe Richardson*

President Supply
David Benson**

Board of Directors
Paul Evanson (Chairman)*
H. Furlong Baldwin*
Cyrus Freidheim, Jr.*
Julia Johnson*
Eleanor Baum**
Ted Kleisner**
Frank Metz, Jr.**
Steven Rice**
Gunnar Sarsten**

* New
** Existing

Focusing on core generation and delivery business

Re-focused trading business

Sold CDWR / hedges

Exited Williams and LV Cogen tolling agreement

Exited all remaining West Book positions

Discontinued development of non-core power generation

Evaluating divestiture of gas distribution businesses

A lot of accomplishments
Goal	Action	Implication
Increasing Liquidity	Sale of Conemaugh Generation Plant $300M Convertible Issuance Sale of West Book	Liquidity in Place to Meet 2003 Obligations
Decreasing Volatility and Risk	Completed Hedges, Bookouts, etc. Sale of West Book Reduction in Trading Open Positions	Substantially Reduced Cash and Earnings Volatility Reduced Collateral Requirements
Reestablishing Financial Reporting	Release 2002 10-K Fixing Processes for Future Reporting	Timely Reporting Opens Opportunity for Additional Capital Markets Activities
Rebuilding the Management Team	Rebuilt Senior Leadership Team	Talent in Place to Lead Next Phase of Business Recovery and Organization Improvement
Increasing Focus on Core Generation and Delivery	Exit Western Energy Market Discontinue Power Development	Increased Focus on Core Geographic Region

Many challenges ahead

Material Weaknesses in Internal Controls

Timely Financial Reporting

Liquidity Shortfall in 2004

"Going Concern" Opinion

Over-leveraged Balance Sheet

Revitalize Organization

Improve Core Operations

Agenda

Early Progress

Business Foundation <highlighted>

Financial Update

Conclusions

Core generation and delivery business
Allegheny Energy, Inc.
Allegheny Power		Allegheny Energy Supply
46.8 bil kWh Consumed in 2002	Long-term POLR Power Supply Agreement 46.9 bil kWh	48.2 bil kWh Generated in 2002
Balanced portfolio of load and generation between Allegheny Power and Allegheny Energy Supply with focus on core business

The regulated utility operates in the Mid Atlantic region
Allegheny Power
West Penn Power	Potomac Edison	Monongahela

Operates in 5 states (PA, WV, MD, VA, OH)

30,200 square miles

1.5 million electric customers

71,419 miles of transmission and distribution lines

Restructuring completed in each state except WV

0.2 million gas customers in WV

Map of Mid Atlantic Region

Balanced customer mix with steady growth prospects

Two graphs.

Left hand side is stacked bar chart showing Percent of Revenues by Customer Class (2002) for Allegheny Power compared to Industry Average split by Industrial, Commercial, and Residential

Right hand side shows historical load growth 1993 - 2002 in terawatt-hours, with data for 1999 - 2002 split by state (PA, WV, MD, VA, OH). The compound annual growth rate (CAGR) of load from 1993 - 2002 is 2.2%.

Competitive cost position with further opportunity

Two graphs.

Left hand side: Bar chart of Transmission and Distribution Operations and Maintenance Costs* from 1999 to 2002 in dollars per megawatt-hour

Right hand side: Bar chart of Transmission and Distribution Operations and Maintenance Costs* showing Allegheny, industry average and top quartile. Highlights improvement potential for Allegheny to move to top quartile.

$20M improvement if first quartile achieved

Note: * Excludes G&A and transmission by others

Competitive rates

Bar chart showing Residential Rates in Effect January 1, 2003 for Allegheny Power and State Average in cents per kilowatt-hour by state (PA, WV, MD, VA, OH) and compared to the national average (8.39 cents per kilowatt-hour)

Regulated agreements give rate stability

Regulatory Summary: Gantt chart showing rate agreements by state (PA, WV, MD, VA, OH) by T&D and Generation by customer class (Residential, Commercial, Industrial)

High customer satisfaction

#2 in the East region in customer satisfaction for the past four years

Allegheny Power is one of only five utilities to maintain or improve satisfaction ratings every year since 1999
96% of customers rate their overall impression as good, very good, or excellent

Allegheny Power Summary

Balanced customer mix

Steady growth

Opportunity for performance improvement

Competitive rates

Rate agreements with stable regulatory environment

High customer satisfaction

Core generation and delivery business
Allegheny Energy, Inc.
Allegheny Power		Allegheny Energy Supply
46.8 bil kWh Consumed in 2002	Long-term POLR Power Supply Agreement 46.9 bil kWh	48.2 bil kWh Generated in 2002
Balanced portfolio of load and generation between Allegheny Power and Allegheny Energy Supply with focus on core business

Allegheny Energy Supply's fleet is primarily composed of base-load coal generation

Allegheny 2002 Owned Capacity (11,041 MW)

Three pie charts showing Capacity by Fuel Type (Coal, Gas, Hydro & Oil), MWh Output by Fuel (Coal, Gas, Hydro & Oil), Capacity by Region (PJM, Midwest)*

Note: * Proforma 2003

Asset base is cost advantaged in the PJM region

PJM Dispatch Cost - Ozone Season Compared to Load-Duration Curve (Oct. 2002-Sept. 2003). Generation Dispatch Cost ($/MWh) versus Load Duration Curve (% Hours Load). Allegheny's Hydro, Coal, and Oil and Gas capacity highlighted. Peak and average load for 2003 and 2004 shown.

Contracts contribute to cash flow stability

Two charts.

Left hand side is bar chart of contracted generation (POLR as a Percent of Projected Output) for 2004 - 2007.

Right hand side shows Contracted Coal (Portion of Coal Purchased in Advance at Known Prices) for 2003 - 2004.

Long term price improvement likely

Two charts.

Left hand side is a line graph showing weighted average POLR Price versus forecast market price in dollars.

Right hand side shows bar chart of total output (Contracted versus market).

Additional growth opportunity from operational improvements

Two charts.

Left hand side is a bar chart of 2002 Coal Plant Equivalent Availability Factor, showing Allegheny, National Average 2001, National Top Quartile. Improvement of over $100m if first quartile is achieved.

Right hand side is a bar chart of 2002 Coal Plant O&M in dollars per megawatt-hour showing Allegheny, National Average 2001, National Top Quartile. Improvement of $24m if first quartile achieved.

Allegheny Energy Supply Summary

Allegheny Energy Supply's fleet is primarily composed of cost advantaged base-load coal generation in the PJM region POLR contracts and coal contracts contribute to cash flow stability

POLR contract price increases and POLR volume decreases provide a significant opportunity for revenue uplift

Additional growth opportunity from operational improvements

Agenda

Early Progress

Business Foundation

Financial Update <highlighted>

Conclusions

2002 was a tough year financially
Financial Results (millions, except per share numbers):	2001	2002	Change
Total Operating Revenues	$3,425	$2,988	($437)
Pre-Tax Income	$699	($850)	($1,549)
Consolidated (Loss) Income Before Extraordinary Charge and Cumulative Effect of Accounting Change	$449	($502)	($951)
Basic EPS Before Extraordinary Charge and Cumulative Effect of Accounting Change	$3.74	($4.00)	($7.74)
Consolidated Net (Loss) Income	$418	($633)	($1,051)
Consolidated Basic EPS	$3.48	($5.04)	($8.52)

Additionally, credit rating, internal controls and financial reporting suffered

Material Weakness of Internal Controls Identified

"Going Concern" Modification in Audit Opinion

Lack of Financial Reporting

Credit Ratings Received a Number of Downgrades
	S&P			Moody's
Credit Rating Changes	2001	2002	2003	2001	2002	2003
Allegheny Energy, Inc.	A	B+	CCC+	Baa1	Ba1	B2
Supply Unsecured Debt	BBB+	BB-	CCC+	Baa1	B1	B3

Unrealized Losses on Commodity Contracts of $358M in 2002

Realized Losses on Commodity Contracts of $240M in 2002

Inaccurate Financial Forecasting

Management is actively addressing the issues
Actions	Example
Fix internal controls and reporting process	Overhauling financial reporting policies and procedures Replace 58% of accounting department personnel in 2003/2004 Upgrading accounting and reporting systems
Return to timely financial reporting	Filed 2002 10-K in 9/03 Expect to file 2003 10-Qs in 4Q/03 Disclosure review procedure put in place
Continued cooperation with bank group	Waivers and consents received acknowledging delayed financial reporting Flexibility on divestiture proceeds
Improve SEC and rating agency relationships	Timely and frequent communications Full disclosure and management access
Enhance financial forecasting	Improving forecasting tools Enhancing controls to ensure consistency

Early progress has improved liquidity  -  But significant debt matures in 2004 and 2005

Two graphs.

Left hand side shows short-term liquidity.
Millions of Dollars	Bank Facility Payments	Other	Total
9/30/2003	0	>600	>600
Debt Principal Repayments - Q4 2003	258	19	276

Right hand side shows 2004-2005* debt amortization schedule.
Millions of Dollars	Bank Debt	All Other Debt	Total
Q1 2004	7500	19885	27
Q2 2004	7500	102860	110
Q3 2004	207500	74059	282
Q4 2004	157500	17718	175
Q1 2005	7500	19372	27
Q2 2005	1302259	18542	1,321
Q3 2005		320656	321
Q4 2005		17782	18

Note: * Include $7.5M AYE, Inc. debt per quarter in 1Q04 through 1Q05

Short-term financial plan in place to address maturities, leverage and operating cash

Refinance debt, extend term and enhance flexibility

Sell selective non-core assets

Maximize core business free cash flow

Improve operational performance

Focus on G&A, O&M and capital expenditures

Evaluate potential equity issuance to fortify the balance sheet

Long-term financial objectives and goals established

Enhance Liquidity

Achieve Investment Grade FFO Coverage Ratios

Restore Balance Sheet

Return to Steady, Predictable Growth

Restore Dividend

Agenda

Early Progress

Business Foundation

Financial Update

Conclusions <highlighted>

Investment Highlights

Stable, proven utility with good customer mix and steady growth prospects

Low-cost coal generation fleet that is well matched to regional load

A majority of generation output under long-term contracts

Improving liquidity, financial reporting and controls

Talented, dedicated management team with focused financial and operational strategy

Future growth and performance improvement prospects